        AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 10, 1997

                                                     REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                             ---------------------
                                TOM BROWN, INC.
             (Exact name of Registrant as specified in its charter)

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
DELAWARE                                               1311                                95-1949781
  (State or other jurisdiction             (Primary Standard Industrial                 (I.R.S. Employer
  of incorporation or organization)         Classification Code Number)                Identification No.)
                  P.O. BOX 2608                                        DONALD L. EVANS
            500 EMPIRE PLAZA BUILDING                 CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
               MIDLAND, TEXAS 79701                               500 EMPIRE PLAZA BUILDING
                  (915) 682-9715                                     MIDLAND, TEXAS 79701
   (Address, including zip code, and telephone                          (915) 682-9715
                      number,                         (Name, address, including zip code, and telephone
  including area code, of Registrant's principal                           number,
                 executive offices)                       including area code, of agent for service)
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                                   COPIES TO:

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
       ROBERT H. WHILDEN, JR.                     THOMAS P. MASON
       VINSON & ELKINS L.L.P.                 ANDREWS & KURTH L.L.P.
             1001 FANNIN                     4200 TEXAS COMMERCE TOWER
        HOUSTON, TEXAS 77002                   HOUSTON, TEXAS 77002
           (713) 758-2320                         (713) 220-4368
        (713) 615-5160 (FAX)
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                             ---------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]


     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration Statement No. 333-35537


     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                        CALCULATION OF REGISTRATION FEE


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=============================================================================================================================
                                                             PROPOSED                PROPOSED
   TITLE OF EACH CLASS OF          AMOUNT TO BE          MAXIMUM OFFERING        MAXIMUM AGGREGATE           AMOUNT OF
 SECURITIES TO BE REGISTERED        REGISTERED          PRICE PER SHARE(1)       OFFERING PRICE(1)       REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------------
Common Stock, $.10 par
  value(2)...................     919,445 shares              $24.875               $22,871,200               $6,931
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(1) Pursuant to Rule 457(c), estimated solely for purpose of calculating the registration fee.


(2) Including associated preferred stock purchase rights. Prior to the occurrence of certain events, the preferred stock purchase rights will not be evidenced or traded separately from the Common Stock.



     REGISTRATION STATEMENT NO. 333-35537, WHICH WAS DECLARED EFFECTIVE ON OCTOBER 10, 1997, RELATES TO 4,600,000 SHARES OF COMMON STOCK OF THE REGISTRANT (THE "PREVIOUSLY REGISTERED SECURITIES"). THIS REGISTRATION STATEMENT REGISTERS ADDITIONAL SECURITIES FOR OFFERING PURSUANT TO RULE 462(B) UNDER THE SECURITIES ACT TO THE TOTAL AMOUNT OF PREVIOUSLY REGISTERED SECURITIES REGISTERED ON REGISTRATION STATEMENT NO. 333-35537. PURSUANT TO RULE 429 UNDER THE SECURITIES ACT, THE PREVIOUSLY REGISTERED SECURITIES MAY BE OFFERED AND SOLD TOGETHER WITH THE SECURITIES REGISTERED HEREUNDER THROUGH THE USE OF THE COMBINED PROSPECTUS INCLUDED IN REGISTRATION STATEMENT NO. 333-35537. IN ACCORDANCE WITH RULE 429(B), THE AMOUNT OF THE PREVIOUSLY PAID FILING FEE ASSOCIATED WITH THE PREVIOUSLY REGISTERED SECURITIES WAS $34,653. THE REGISTRANT HEREBY INCORPORATES BY REFERENCE INTO THIS REGISTRATION STATEMENT ON FORM S-3 IN ITS ENTIRETY THE REGISTRATION STATEMENT NO. 333-35537, INCLUDING EACH OF THE DOCUMENTS FILED BY THE REGISTRANT WITH THE COMMISSION AND INCORPORATED OR DEEMED TO BE INCORPORATED BY REFERENCE THEREIN AND INCLUDING EACH OF THE DOCUMENTS FILED AS EXHIBITS TO SUCH REGISTRATION STATEMENT.

================================================================================

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF MIDLAND, STATE OF TEXAS, ON OCTOBER 10, 1997.


                                            TOM BROWN, INC.

                                            By:    /s/ DONALD L. EVANS
                                              ----------------------------------
                                                       Donald L. Evans,
                                               Chairman of the Board and Chief
                                                       Executive Officer


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.



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
                      SIGNATURE                                   TITLE                    DATE
                      ---------                                   -----                    ----

                 /s/ DONALD L. EVANS                   Chairman of the Board of      October 10, 1997
-----------------------------------------------------    Directors and Chief
                   Donald L. Evans                       Executive Officer
                                                         (Principal Executive
                                                         Officer)

                          *                            President and Chief           October 10, 1997
-----------------------------------------------------    Operating Officer and
                William R. Granberry                     Director

                          *                            Controller (Principal         October 10, 1997
-----------------------------------------------------    Financial and Accounting
                    R. Kim Harris                        Officer)

                          *                            Director                      October 10, 1997
-----------------------------------------------------
                   Thomas C. Brown

                          *                            Director                      October 10, 1997
-----------------------------------------------------
                 David M. Carmichael

                          *                            Director                      October 10, 1997
-----------------------------------------------------
                    Henry Groppe

                          *                            Director                      October 10, 1997
-----------------------------------------------------
               Edward W. LeBaron, Jr.

                          *                            Director                      October 10, 1997
-----------------------------------------------------
                  Clyde E. McKenzie

                          *                            Director                      October 10, 1997
-----------------------------------------------------
                  James B. Wallace

                          *                            Director                      October 10, 1997
-----------------------------------------------------
               Robert H. Whilden, Jr.

*By
                 /s/ DONALD L. EVANS

  -------------------------------------------------
        Donald L. Evans, as attorney-in-fact

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                                      II-1

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
      EXHIBIT NO.                                   EXHIBITS
      -----------                                   --------
           1.1      --    Certificate of Registrant as to payment of additional
                          registration fee.
          23.1      --    Consent of Arthur Andersen LLP.
          23.2      --    Consent of Williamson Petroleum Consultants, Inc.
          23.3      --    Consent of Ryder Scott Company.
          23.4      --    Consent of Deloitte & Touche LLP.
          25.1      --    Powers of Attorney (incorporated by reference to exhibit
                          25.1 to the Registrant's Registration Statement on Form S-3
                          (Registration No. 333-35537)).
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